GOLDMAN SACHS TRUST

Goldman Sachs Single Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6 and Class P Shares, as applicable, of the

Goldman Sachs High Yield Fund,

Goldman Sachs High Yield Floating Rate Fund and

Goldman Sachs Short Duration High Yield

(the “Funds”)

Supplement dated January 30, 2025, to the

Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”), each dated July 29, 2024, as supplemented to date

Effective immediately, Peter Campo will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, Chris Stadtler will begin serving as portfolio manager for the Goldman Sachs High Yield Floating Rate Fund.

Ashish Shah and Aakash Thombre will continue to serve as portfolio managers for the Funds.

Robert Magnuson will continue to serve as portfolio manager for the Goldman Sachs High Yield Fund.

Michael McGuiness will continue to serve as portfolio manager for the Goldman Sachs Short Duration High Yield Fund.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Campo in the Summary Prospectuses, Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Robert Magnuson, Managing Director, has managed the Fund since 2014; Ashish Shah, Managing Director, Global Chief Investment Officer of Public Investing, has managed the Fund since 2021; and Aakash Thombre, CFA, Managing Director, Global Head of High Yield and Bank Loans, has managed the Fund since 2023.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Floating Rate Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Global Chief Investment Officer of Public Investing, has managed the Fund since 2021; Aakash Thombre, CFA, Managing Director, Global Head of High Yield and Bank Loans, has managed the Fund since 2023; and Chris Stadtler, CFA, Vice President, has managed the Fund since 2025.

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs Short Duration High Yield Fund—Summary—Portfolio Management” section of the Prospectuses and the “Portfolio Managers” subsection of the “Portfolio Management” section of the Summary Prospectuses:

Portfolio Managers: Ashish Shah, Managing Director, Global Co-head and Chief Investment Officer of Public Investing, has managed the Fund since 2019; Aakash Thombre, Managing Director and Global Head of High Yield and Bank Loans, has managed the Fund since 2021; and Michael McGuiness, Managing Director, Head of High Yield and Bank Loans research and a portfolio manager within Global Fixed Income, has managed the Fund since 2019.

The following row is added to the table under the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectuses:

Name and Title	Years Primarily Responsible	Five Year Employment History
Chris Stadtler, CFA Vice President	Since 2025	Mr. Stadtler joined the Investment Adviser in 2018. He is a portfolio manager on the Fixed Income and Liquidity Solutions Team.

This Supplement should be retained with your Summary Prospectuses, Prospectuses and SAI for future reference.

SSFICNSTK 01-25